Monday December 17, 2001

Mr. Correy Massella
Massela , Tomaro & Co., LLP
375 North Broadway
Suite 103
Jericho, NY  11753
USA

Dear Mr. Massella:

Following the completion of the reverse-take-over between China Xin Network (Canada) Inc. and your client, FreFax Inc., as new management I regretfully inform you that all audit duties will be assigned to our auditors in Montreal, Fine and Associates.


Sincerely,


/s/ Jean-Francois Amyot
-----------------------
Mr. Jean-Francois Amyot
CEO & Chairman
FreFax Inc./China Xin Network (Canada) Inc.
1255 Peel Street
Suite 550
Montreal, Quebec H3B 1T4